                                                                      Exhibit 12

                    COMPASS BANCSHARES, INC. AND SUBSIDIARIES
    RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS
                                 (In Thousands)
                                   (Unaudited)

                                                                                               31-DEC
                                                                             -----------------------------------------
                                                                                 2001           2000           1999
                                                                             -----------    -----------    -----------
Pretax income                                                                $   410,226    $   358,845    $   345,989
Add fixed charges:
  Interest on deposits                                                           416,495        543,342        442,902
    Net interest on borrowings                                                   275,367        253,715        197,635
    Less capitalized interest                                                     (1,197)        (2,608)             -
                                                                             -----------    -----------    -----------
  Gross interest on borrowings                                                   276,564        256,323        197,635
  Portion of rental expense representing interest expense                          8,362          8,231          6,913
                                                                             -----------    -----------    -----------

      Total fixed charges                                                        701,421        807,896        647,450
                                                                             -----------    -----------    -----------

    Income before fixed charges                                              $ 1,111,647    $ 1,166,741    $   993,439
                                                                             ===========    ===========     ===========

Total fixed charges                                                          $   701,421    $   807,896    $   647,450
Preferred stock dividends                                                              -              -          2,119
Tax effect of preferred stock dividends                                                -              -          1,083
                                                                             -----------    -----------    -----------
Combined fixed charges and preferred stock dividends                         $   701,421    $   807,896    $   650,652
                                                                             ===========    ===========    ===========



Pretax income                                                                $   410,226    $   358,845    $   345,989
Add fixed charges (excluding interest on deposits):
  Interest on borrowings                                                         276,564        256,323        197,635
  Portion of rental expense representing interest expense                          8,362          8,231          6,913
                                                                             -----------    -----------    -----------
      Total fixed charges                                                        284,926        264,554        204,548
                                                                             -----------    -----------    -----------

    Income before fixed charges (excluding interest on deposits)             $   695,152    $   623,399    $   550,537
                                                                             ===========    ===========    ===========

Total fixed charges                                                          $   284,926    $   264,554    $   204,548
Preferred stock dividends                                                              -              -          2,119
Tax effect of preferred stock dividends                                                -              -          1,083
                                                                             -----------    -----------    -----------

Combined fixed charges and preferred stock dividends                         $   284,926    $   264,554    $   207,750
                                                                             ===========    ===========    ===========


RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS:
  Including interest on deposits                                                   1.58x          1.44x          1.53x
  Excluding interest on deposits                                                   2.44x          2.36x          2.65x


                                                                                               31-DEC
                                                                             ---------------------------------------

                                                                                    1998          1997          1996
                                                                             -----------   -----------   -----------

Pretax income                                                                $   284,842   $   265,070   $   237,351
Add fixed charges:
  Interest on deposits                                                           415,875       404,094       389,895
    Net interest on borrowings                                                   159,924       126,750        91,868
    Less capitalized interest                                                          -             -             -
                                                                             -----------   -----------   -----------
  Gross interest on borrowings                                                   159,924       126,750        91,868
  Portion of rental expense representing interest expense                          5,891         5,291         4,658
                                                                             -----------   -----------   -----------

      Total fixed charges                                                        581,690       536,135       486,421
                                                                             -----------   -----------   -----------

    Income before fixed charges                                              $   866,532   $   801,205   $   723,772
                                                                             ===========   ===========   ===========

Total fixed charges                                                          $   581,690   $   536,135   $   486,421
Preferred stock dividends                                                          2,996         3,067         2,923
Tax effect of preferred stock dividends                                            1,467         1,641         1,656
                                                                             -----------   -----------   -----------

Combined fixed charges and preferred stock dividends                         $   586,153   $   540,843   $   491,000
                                                                             ===========   ===========   ===========


Pretax income                                                                $   284,842   $   265,070   $   237,351
Add fixed charges (excluding interest on deposits):
  Interest on borrowings                                                         159,924       126,750        91,868
  Portion of rental expense representing interest expense                          5,891         5,291         4,658
                                                                             -----------   -----------   -----------
      Total fixed charges                                                        165,815       132,041        96,526
                                                                             -----------   -----------   -----------

    Income before fixed charges (excluding interest on deposits)             $   450,657   $   397,111   $   333,877
                                                                             ===========   ===========   ===========

Total fixed charges                                                          $   165,815   $   132,041   $    96,526
Preferred stock dividends                                                          2,996         3,067         2,923
Tax effect of preferred stock dividends                                            1,467         1,641         1,656
                                                                             -----------   -----------   -----------

Combined fixed charges and preferred stock dividends                         $   170,278   $   136,749   $   101,105
                                                                             ===========   ===========   ===========


RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS:
  Including interest on deposits                                                   1.48x         1.48x         1.47x
  Excluding interest on deposits                                                   2.65x         2.90x         3.30x

                                                                      Exhibit 12
                    COMPASS BANCSHARES, INC. AND SUBSIDIARIES
                       RATIO OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                                      31-DEC
                                                                   -----------------------------------------

                                                                       2001           2000           1999
                                                                   -----------    -----------    -----------
Pretax income                                                      $   410,226    $   358,845    $   345,989
Add fixed charges:
  Interest on deposits                                                 416,495        543,342        442,902
    Net interest on borrowings                                         275,367        253,715        197,635
    Less capitalized interest                                           (1,197)        (2,608)             -
                                                                   -----------    -----------    -----------
  Gross interest on borrowings                                         276,564        256,323        197,635
  Portion of rental expense representing interest expense                8,362          8,231          6,913
                                                                   -----------    -----------    -----------

      Total fixed charges                                              701,421        807,896        647,450
                                                                   -----------    -----------    -----------

    Income before fixed charges                                    $ 1,111,647    $ 1,166,741    $   993,439
                                                                   ===========    ===========    ===========

Total fixed charges                                                $   701,421    $   807,896    $   647,450
Preferred stock dividends and redemption premium                           N/A            N/A            N/A
Tax effect of preferred stock dividends                                    N/A            N/A            N/A
                                                                   -----------    -----------    -----------

Combined fixed charges and preferred stock dividends               $   701,421    $   807,896    $   647,450
                                                                   ===========    ===========    ===========


Pretax income                                                      $   410,226    $   358,845    $   345,989
Add fixed charges (excluding interest on deposits):
  Interest on borrowings                                               276,564        256,323        197,635
  Portion of rental expense representing interest expense                8,362          8,231          6,913
                                                                   -----------    -----------    -----------
      Total fixed charges                                              284,926        264,554        204,548
                                                                   -----------    -----------    -----------

    Income before fixed charges (excluding interest on deposits)   $   695,152    $   623,399    $   550,537
                                                                   ===========    ===========    ===========

Total fixed charges                                                $   284,926    $   264,554    $   204,548
Preferred stock dividends and redemption premium                           N/A            N/A            N/A
Tax effect of preferred stock dividends                                    N/A            N/A            N/A
                                                                   -----------    -----------    -----------

Combined fixed charges and preferred stock dividends               $   284,926    $   264,554    $   204,548
                                                                   ===========    ===========    ===========


RATIO OF EARNINGS TO COMBINED FIXED CHARGES:
  Including interest on deposits                                         1.58x          1.44x          1.53x
  Excluding interest on deposits                                         2.44x          2.36x          2.69x


                                                                                      31-DEC
                                                                   -----------------------------------------

                                                                        1998          1997          1996
                                                                   -----------   -----------   -----------

Pretax income                                                      $   284,842   $   265,070   $   237,351
Add fixed charges:
  Interest on deposits                                                 415,875       404,094       389,895
    Net interest on borrowings                                         159,924       126,750        91,868
    Less capitalized interest                                                -             -             -
                                                                   -----------   -----------   -----------
  Gross interest on borrowings                                         159,924       126,750        91,868
  Portion of rental expense representing interest expense                5,891         5,291         4,658
                                                                   -----------   -----------   -----------

      Total fixed charges                                              581,690       536,135       486,421
                                                                   -----------   -----------   -----------

    Income before fixed charges                                    $   866,532   $   801,205   $   723,772
                                                                   ===========    ===========    ===========

Total fixed charges                                                $   581,690   $   536,135   $   486,421
Preferred stock dividends and redemption premium                           N/A           N/A           N/A
Tax effect of preferred stock dividends                                    N/A           N/A           N/A
                                                                   -----------   -----------   -----------

Combined fixed charges and preferred stock dividends               $   581,690   $   536,135   $   486,421
                                                                   ===========    ===========    ===========


Pretax income                                                      $   284,842   $   265,070   $   237,351
Add fixed charges (excluding interest on deposits):
  Interest on borrowings                                               159,924       126,750        91,868
  Portion of rental expense representing interest expense                5,891         5,291         4,658
                                                                   -----------   -----------   -----------
      Total fixed charges                                              165,815       132,041        96,526
                                                                   -----------   -----------   -----------

    Income before fixed charges (excluding interest on deposits)   $   450,657   $   397,111   $   333,877
                                                                   ===========    ===========    ===========

Total fixed charges                                                $   165,815   $   132,041   $    96,526
Preferred stock dividends and redemption premium                           N/A           N/A           N/A
Tax effect of preferred stock dividends                                    N/A           N/A           N/A
                                                                   -----------   -----------   -----------

Combined fixed charges and preferred stock dividends               $   165,815   $   132,041   $    96,526
                                                                   ===========    ===========    ===========


RATIO OF EARNINGS TO COMBINED FIXED CHARGES:
  Including interest on deposits                                         1.49x         1.49x         1.49x
  Excluding interest on deposits                                         2.72x         3.01x         3.46x